Income Taxes	9 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes
9.	Income Taxes

There was no federal or state provision for income taxes for the years ended December 31, 2012 or 2013, or for the nine months ended September 30, 2013 or 2014 due to the Company’s operating losses and a full valuation allowance on deferred tax assets for all periods since inception. All of the Company’s income (loss) before provision for income taxes is attributable to its United States operations.

The Company’s effective income tax rate differs from the statutory federal income tax rate as follows:

	Years Ended December 31,
	2012	2013

Statutory U.S. federal rate	34.00%	34.00%
State income tax	5.28	4.68
Permanent items	(1.68)	0.61
Other	0.01	(0.77)
Federal R&D credits	0.00	1.97
State R&D & ITC credits	1.38	0.48
Change in valuation allowance	(38.99)	(40.97)
Total expense (benefit)	0.00%	0.00%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and the related valuation allowance were as follows, in thousands:

	December 31,
	2012	2013
Deferred tax assets:
Operating loss carryforwards	$6,596	$12,299
Start-up expenditures	3,560	3,316
Property and equipment	197	99
Intangible assets	3,284	3,059
Stock-based compensation expense	536	666
Research and development credit carryforwards	487	878
Accrued expenses and other	205	652
Total deferred tax assets	14,865	20,969
Valuation allowance	(14,865)	(20,969)
Net deferred tax assets	$—	$—

The Company has provided a full valuation allowance against the deferred tax assets, since it has a history of losses, which are all attributable to the U.S. and currently does not have enough positive evidence required under U.S. GAAP to reverse its valuation allowance. Management does not believe it is more likely than not that its deferred tax assets relating to the loss carryforwards and other temporary differences will be realized in the future. For the years ended December 31, 2012 and 2013, the valuation allowance increased by $3,777 and $6,104, respectively, resulting principally from increased operating loss carryforward.

At December 31, 2013, the Company had U.S. federal and state net operating loss carryforwards of approximately $31,346 and $31,084, respectively, that can be carried forward and offset against future taxable income. These net operating loss carryforwards will begin to expire in 2029. Utilization of net operating losses may be subject to a substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986, and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization. The Company has not yet determined whether any changes in ownership have caused limitations.

Significant judgment is required in evaluating the Company’s tax positions and in determining the Company’s provision for income taxes. In the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. As of December 31, 2013, the Company was not under audit in any tax jurisdiction. The Company’s tax jurisdictions include the United States. The U.S. statute of limitations will remain open to examination by the tax authorities until the utilization of net operating loss carryforwards. The Company accrues interest and penalties related to unrecognized tax benefits in income tax expense.